UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

ENDI CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-56469	87-4284605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Old Brick Rd., Suite 115
Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

(434) 336-7737

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On January 12, 2024, ENDI Corp., a Delaware corporation (the “Company”) entered into a third amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger ( “Merger Agreement”) dated December 29, 2021, pursuant to which the Company previously completed, on August 11, 2022, its business combination with Enterprise Diversified, Inc. and CrossingBridge Advisors, LLC (the “Business Combination”). The Merger Agreement Amendment shortened the time period during which the Company is obligated to keep the Form S-4 relating to the Business Combination in effect to December 31, 2023 (the “Outside Date”), allowing the Company at any time after the Outside Date to terminate the offerings and deregister all the unsold securities registered under the Form S-4.

The foregoing description of the Merger Agreement Amendment is a summary only, does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Registration Rights Agreement

On January 12, 2024, the Company entered into Amendment No. 4 (the “RRA Amendment”) to the Registration Rights Agreement (“RRA”) dated August 11, 2022 by and among the Company, Cohanzick and the parties listed on the signature page thereto. Pursuant to the RRA Amendment, the parties indefinitely deferred the Company’s obligation to file a shelf registration statement relating to the resale of certain of the Company’s securities as set forth in the RRA.

The foregoing description of the RRA Amendment is a summary only, does not purport to be complete and is qualified in its entirety by the full text of the RRA Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01 Other Events.

On January 12, 2024, the Company issued a press release announcing its intention to deregister its Class A common stock under the Securities Exchange Act of 1934, as amended, and to transfer trading of its Class A common stock from the OTCQB (venture market) to the OTC Pink market. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 3 to Merger Agreement, dated January 12, 2024, by and among the Company, Enterprise Diversified, Inc., CrossingBridge Advisors LLC and Cohanzick Management LLC
10.2	Amendment No. 4 to Registration Rights Agreement, dated January 12, 2024, by and among the Company, Cohanzick Management, LLC and the parties listed on the signature page thereto
99.1	Press Release issued by ENDI Corp. on January 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDI CORP.

Date: January 12, 2024	/s/ David Sherman
David Sherman
Chief Executive Officer